UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Michael W. Stockton

Capital World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Growth and Income Fund® Annual report for the year ended November 30, 2017

Global flexibility:
Following opportunity
anywhere.

Capital World Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	17.52%	9.71%	4.39%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.77% for Class A shares as of the prospectus dated February 1, 2018 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2017, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.81%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
6	The value of a long-term perspective
8	Summary investment portfolio
12	Financial statements
34	Board of trustees and other officers

Fellow investors:

Equity markets rallied during the fiscal year, supported by growing evidence of a synchronized global recovery, accelerating corporate earnings growth and accommodative measures from central banks around the world.

In this constructive environment, Capital World Growth and Income Fund produced a total return of 24.96% for the 12 months ended November 30, 2017. The fund slightly outpaced the 24.64% gain of its primary benchmark, the MSCI ACWI (All Country World Index). By comparison, the Lipper Global Funds Index, a peer group measure, recorded a 23.54% total return. The fund has outpaced these measures over longer time frames, as shown in the table below.

Capital World Growth and Income Fund seeks to provide investors with current income and long-term growth of capital.

The fund paid dividends totaling $1.07 a share for the 12 months, as well as a capital gains distribution of $1.24 paid in December. For the year, investors who reinvested dividends recorded an income return of 2.47%.

A rising global economic tide

Stocks steadily rose throughout the fiscal year as investors were encouraged by improving economic fundamentals, most notably in Europe and some emerging markets. Equity markets were further bolstered by stronger corporate earnings as companies across a number of sectors benefited from an uptick in consumer spending, expanding trade activity and a low interest rate environment. Continued central bank stimulus measures and waning political uncertainty also provided a supportive backdrop. Pivotal elections in the U.S. and Europe served to reshape the political landscape. The election of

Results at a glance

For periods ended November 30, 2017, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/26/93)

Capital World Growth and Income Fund (Class A shares)	24.96%	11.12%	4.81%	10.79%
MSCI ACWI*	24.64	10.94	4.37	7.57
Lipper Global Funds Index†	23.54	11.67	4.70	7.71

*	Results for the MSCI ACWI reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 40 developed and emerging equity markets. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Thomson Reuters Lipper.

Capital World Growth and Income Fund	1

The New Geography of Investing®

Fifty years ago, companies tended to do business solely within their own borders. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	35%	41%
■	Canada	3	3
■	Europe	22	17
■	Japan	5	7
■	Asia-Pacific ex. Japan	4	4
■	Emerging markets	31	28
	Total	100%	100%

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	37%	53%
■	Canada	3	3
■	Europe	31	21
■	Japan	6	8
■	Asia-Pacific ex. Japan	5	4
■	Emerging markets	18	11
	Total	100%	100%

Source: Capital Group (as of November 30, 2017).

Compared with the MSCI ACWI (All Country World Index) as a percent of net assets. All figures include convertible securities.

President Donald Trump in the U.S. and President Emmanuel Macron in France fueled investor hopes for business-friendly government policies, regulatory rollbacks, potentially greater economic development and higher inflation in the years ahead. The market rally continued throughout the period, and several major market indexes reached historic highs.

In Europe, stocks moved higher amid a strengthening economy and a monetary stimulus boost from the European Central Bank (ECB). At their October meeting, ECB officials said the bank will likely continue buying European government bonds through September 2018, but will reduce the amount purchased from the current €60 billion a month to €30 billion a month starting in December. Political disputes continued to make headlines during the fiscal year. Following an uneasy election victory in September for Chancellor Angela Merkel’s conservative party, German leaders failed to form a coalition government. Talks were ongoing at the close of the fiscal year. The euro appreciated against the dollar, giving a further boost to returns for U.S.–based investors. For the 12 months ended November 30, 2017, the MSCI Europe ex U.K. Index gained 33.75%.*

Meanwhile, shortly after the close of the fiscal year Brexit negotiators agreed on terms for the U.K.’s departure from the European Union, opening a path for trade discussions to move forward. The U.K. stock market rose 21.33% in U.S. dollar terms during the period.

In Japan, equities rose 24.32% amid improving economic growth and Prime Minister Shinzo Abe’s success in October’s snap election, a victory that gives him a better opportunity to enact his pro-defense and pro-growth plans. Japan’s economy grew for the seventh consecutive quarter, its longest streak in nearly two decades. Gross domestic product increased an annualized 1.4% in the third quarter as robust export activity offset weak

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

2	Capital World Growth and Income Fund

Where the fund’s assets are invested*

(percent invested by country of domicile)

	Capital World Growth and Income Fund	MSCI All Country World Index†

Europe	29.0%	21.5%
United Kingdom	11.0	5.7
Switzerland	4.2	2.6
France	5.9	3.5
Spain	2.7	1.1
Netherlands	1.2	1.2
Germany	.9	3.2
Italy	.8	.8
Denmark	.5	.6
Other Europe	1.8	2.8

The Americas	38.0	57.1
United States	34.1	52.6
Canada	2.3	3.1
Brazil	1.3	.8
Other Americas	.3	.6

Asia/Pacific	25.5	20.3
South Korea	6.6	1.8
Japan	5.6	8.0
China	4.2	3.5
Hong Kong	3.5	1.1
India	1.7	1.0
Thailand	1.1	.3
Australia	1.0	2.2
Taiwan	.9	1.3
Singapore	.5	.4
Other Asia/Pacific	.4	.7

Other	.5	1.1

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	7.0	—

Total	100.0%	100.0%

*	Percent of net assets by country as of November 30, 2017.
†	The MSCI All Country World Index is weighted by market capitalization.

domestic figures. The country’s exports grew by double digits for a fourth straight month in October, continuing the best year-to-date performance since 2008. Household consumption declined 1.9%, and retail sales fell for the first time in a year. Economists said that the domestic downturn was likely temporary, a sentiment supported by the Consumer Confidence Index, which reached a four-year high.

Emerging markets notched some of the strongest gains of the period for U.S. investors, aided by signs of more robust growth in China, a weaker dollar, improved corporate earnings and rising commodities prices. Chinese stocks rose 44.99%, as second-quarter gross domestic product of 6.9% exceeded expectations. Shares of several technology companies soared on encouraging earnings news. Elsewhere in developing markets, Indian shares advanced 32.19%. Toward the end of the period, government leaders in India unveiled plans aimed at stoking a slowing economy, including a $32 billion capital injection for the country’s state-run banks to help address bad loans and stimulate lending. Brazil and Russia also posted double-digit gains, climbing 19.67% and 15.04%, respectively.

U.S. equity markets, as measured by the Standard & Poor’s 500 Composite Index (a market capitalization-weighted index based on the results of approximately 500 widely held common stocks), gained 22.87%, boosted by record highs on strong corporate earnings and improved economic sentiment. Returns for growth-oriented stocks continued their strong run, with large-cap shares up more than 29% year-to-date. The country’s economic data was mostly positive, as stronger consumer and industrial numbers offset softer durable goods orders.

All sectors rise

All sectors within the MSCI ACWI generated positive returns for the 12-month period. Information technology stocks rallied 43.05%, supported by better-than-expected corporate earnings. Meanwhile, basic materials stocks gained an impressive 26.24% amid accelerating activity in the manufacturing sector and higher demand from China. Cyclical sectors generally outpaced defensive areas of the market. Stocks in the industrials sector rose 24.08% in aggregate on expectations for greater infrastructure spending, higher demand for aircraft and signs of a sustainable upturn in manufacturing worldwide. Meanwhile, energy stocks lagged the overall market with a 5.89% return for the 12 months, but began

Capital World Growth and Income Fund	3

Largest equity holdings

(as of November 30, 2017)

Company	Country of domicile	Percent of net assets	12-month return†

AbbVie	United States	2.9%	59.41%
Samsung Electronics	South Korea	2.8	58.80
Prudential	United Kingdom	1.6	30.21
Royal Dutch Shell*	United Kingdom	1.6	25.33
Amgen	United States	1.5	21.93
Broadcom	United States	1.3	63.02
Alphabet*	United States	1.3	33.55
Verizon Communications	United States	1.2	1.98
Novartis	Switzerland	1.1	24.33
Amazon	United States	1.1	56.78

*	12-month return for Royal Dutch Shell and Alphabet represents Class A shares only.
†	Returns shown are on a share price basis.

picking up momentum on firmer oil prices toward the end of the period.

Inside the portfolio

The fund’s overall result was supported by solid positive contributions from holdings in every market sector. Information technology stocks generated some of the best returns of the period. Shares of semiconductor and smartphone maker Samsung Electronics, the fund’s second-largest investment, soared 58.80% on healthy profits from its memory chip business as well as plans to pay dividends and retire its U.S. Treasury holdings. Shares of semiconductor maker Broadcom (+63.02%), the fund’s sixth-largest holding, were lifted by demand for Apple’s iPhone 8 and X. The fund also has an investment in Apple, which surged 55.49%, but a relatively light exposure to the company proved to be a drag on returns. Alibaba, China’s largest e-commerce company, climbed 88.34% on robust quarterly earnings reports, underscoring the country’s ongoing shift to a consumer-led economy.

Investments in more economically sensitive areas of the market, most notably industrials and financials, also produced noteworthy gains. Shares of Airbus (+63.14%) and Boeing (+83.85%) advanced amid substantial growth in global air travel and increasing demand for more fuel-efficient airplanes. China now accounts for roughly 20% of Boeing’s aircraft sales. In addition, the company benefited from an increase in U.S. defense spending under the new administration, which should continue over a multiyear period, as well as more foreign military spending from countries in Asia and the Middle East. In the financials sector, U.K.–domiciled insurer Prudential, the fund’s third-largest position, advanced 30.21%. Shares of India’s HDFC Bank rose 43.00%, beating earnings expectations, as the company continued to grow its market share and footprint across India.

Results for holdings in the health care sector were generally favorable. Top holding AbbVie, a U.S. biopharmaceuticals company, soared 59.41% on robust first-quarter revenue from Humira, with sales of the arthritis drug expected to show continued strength over the next few years. Biotech company Amgen (+21.93%), the fund’s fifth-largest holding, and Swiss drug maker Novartis (+24.33%), the fund’s ninth-largest holding, both advanced during the period. However, Teva Pharmaceutical plummeted 60.69%. The Israeli–based maker of generic drugs cut its 2017 profit forecast and slashed its dividend due to weaker prices for its products.

Elsewhere among the fund’s top 10 holdings, shares of Royal Dutch Shell rose after second-quarter revenue and earnings beat forecasts. Online retailer Amazon notched a 56.78% increase, while information technology firm Alphabet finished up a healthy 33.55%. Verizon Communications recorded a modestly positive return, but trailed the broader market.

A number of energy holdings dampened returns. Oil and gas giants Chesapeake, Schlumberger and Noble Energy all registered double-digit losses.

Looking forward

The investment landscape has brightened considerably over the past year with most major economies gaining strength. Recent events indicate that this expansion will likely continue into 2018. Europe appears particularly compelling as the recovery spreads across the continent, and we’re seeing constructive developments in countries that have engaged in fiscal reform over the past few years. The U.S. and Japanese economies continue to strengthen, and central bank policies across the globe remain accommodative. Developing countries are benefiting from a healthy demand for technology-related components and services. As we head into the new fiscal year, it appears that all feet are on the accelerator.

In this generally positive environment however, risks remain. A faster-than-expected rise in inflation or an unforeseen geopolitical event in North Korea or the Middle East could trigger market volatility. Looking ahead, our chief concern is the relatively high level of equity valuations, particularly in the U.S. Much of the good news today is reflected in asset prices. Taking elevated valuations into consideration, it is important to guard against complacency and not to overreact to inevitable bouts of market instability. We maintain a balanced approach to investing, seeking opportunities for both capital appreciation and current income

4	Capital World Growth and Income Fund

in the form of dividends, while also being mindful of valuation.

Indeed, much of the market leadership during the past 12 months has been concentrated largely on growth-oriented technology and consumer discretionary firms. Given its value orientation and focus on established dividend-paying companies, we are pleased with the fund’s strong return for the fiscal year.

We thank you for your commitment to Capital World Growth and Income Fund.

Cordially,

Mark E. Denning
President

Michael Cohen
Vice President

January 12, 2018

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

Capital World Growth and Income Fund	5

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended November 30, 2017)*

	1 year	5 years	10 years
Class A shares	17.78%	9.81%	4.19%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

40,000
20,000
10,000
9,000

Year ended November 30	1993[6]	1994	1995	1996	1997	1998	1999	2000
TOTAL VALUE								
Dividends reinvested	$144	295	421	506	488	478	440	577
Value at year-end	$10,782	11,592	13,841	17,118	19,917	23,007	27,396	29,142
Total return	7.8%	7.5	19.4	23.7	16.4	15.5	19.1	6.4

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends of $29,273 and reinvested capital gain distributions of $24,602.
[3]	Results calculated with capital gains reinvested.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period March 26 (commencement of operations) through November 30, 1993.

6	Capital World Growth and Income Fund

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. As the chart shows, over its lifetime, Capital World Growth and Income Fund has done demonstrably better than its relevant benchmark.

Capital World Growth and Income Fund	7

Summary investment portfolio November 30, 2017

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	34.06%
Euro zone*	12.72
United Kingdom	11.01
South Korea	6.59
Japan	5.62
China	4.19
Switzerland	4.16
Hong Kong	3.53
Canada	2.34
Other countries	8.83
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	6.95

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 92.86%	Shares	Value (000)
Financials 15.54%
Prudential PLC[1]	63,174,799	$1,589,417
HDFC Bank Ltd.[1]	28,896,610	831,557
HDFC Bank Ltd. (ADR)	540,900	52,521
Barclays PLC[1]	311,082,756	811,039
AIA Group Ltd.[1]	93,807,196	764,615
UBS Group AG1	41,866,000	723,649
KB Financial Group Inc.[1]	12,533,647	689,567
Zurich Insurance Group AG1	2,276,844	687,678
Banco Santander, SA1	82,008,989	551,490
Other securities		8,433,291
		15,134,824

Information technology 14.89%
Samsung Electronics Co., Ltd.[1]	1,176,233	2,763,575
Broadcom Ltd.	4,709,454	1,308,946
Alphabet Inc., Class A2	667,380	691,519
Alphabet Inc., Class C2	521,167	532,325
Intel Corp.	22,521,253	1,009,853
Microsoft Corp.	11,544,700	971,717
Alibaba Group Holding Ltd. (ADR)[2]	4,641,680	821,949
Apple Inc.	4,550,081	781,931
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	101,805,000	766,436
Micron Technology, Inc.[2]	16,133,000	683,878
SK hynix, Inc.[1]	9,333,000	665,098
Tencent Holdings Ltd.[1]	12,165,600	627,977
Texas Instruments Inc.	5,615,400	546,322
Other securities		2,331,951
		14,503,477

Consumer discretionary 11.32%
Amazon.com, Inc.[2]	928,583	1,092,710
Netflix, Inc.[2]	5,431,589	1,018,857
Hyundai Motor Co.[1]	6,302,655	952,990
LVMH Moët Hennessy-Louis Vuitton SE1	2,188,300	637,374
Other securities		7,326,353
		11,028,284

Health care 10.48%
AbbVie Inc.	29,067,095	2,817,182
Amgen Inc.	8,405,869	1,476,575
Novartis AG1	12,899,991	1,103,760
Stryker Corp.	4,935,500	769,938

8	Capital World Growth and Income Fund

	Shares	Value (000)
Takeda Pharmaceutical Co. Ltd.[1]	13,691,200	$754,983
Other securities		3,282,145
		10,204,583

Industrials 7.37%
Boeing Co.	2,926,000	809,917
Airbus SE, non-registered shares[1]	7,599,798	789,712
Lockheed Martin Corp.	2,102,000	670,790
Other securities		4,912,379
		7,182,798

Energy 6.72%
Royal Dutch Shell PLC, Class B1	23,112,376	749,423
Royal Dutch Shell PLC, Class A1	20,687,933	660,161
Royal Dutch Shell PLC, Class A (ADR)	994,252	63,751
Royal Dutch Shell PLC, Class A (EUR denominated)[1]	1,035,502	33,140
Royal Dutch Shell PLC, Class B (ADR)	344,800	22,736
TOTAL SA1	12,498,174	705,647
Canadian Natural Resources, Ltd.	19,592,448	664,547
BP PLC[1]	92,302,701	611,028
Other securities		3,030,369
		6,540,802

Consumer staples 6.51%
Imperial Brands PLC[1]	25,620,178	1,062,248
Philip Morris International Inc.	9,673,800	993,983
British American Tobacco PLC[1]	8,045,647	511,818
British American Tobacco PLC (ADR)	4,101,483	260,977
Nestlé SA1	9,003,052	770,815
Other securities		2,740,108
		6,339,949

Utilities 5.05%
Engie SA1	45,598,810	798,172
Iberdrola, SA, non-registered shares[1]	86,410,727	686,692
Other securities		3,437,141
		4,922,005

Materials 3.72%
Vale SA, ordinary nominative	54,677,511	586,955
Vale SA, ordinary nominative (ADR)	19,279,317	206,289
Rio Tinto PLC[1]	12,640,300	599,139
Other securities		2,233,702
		3,626,085

Telecommunication services 3.71%
Verizon Communications Inc.	23,727,287	1,207,482
Nippon Telegraph and Telephone Corp.[1]	16,481,000	864,264
Other securities		1,541,867
		3,613,613

Real estate 2.65%
CK Asset Holdings Ltd.[1]	77,500,856	656,178
Other securities		1,928,815
		2,584,993

Miscellaneous 4.90%
Other common stocks in initial period of acquisition		4,773,028

Total common stocks (cost: $66,154,689,000)		90,454,441

Convertible stocks 0.19%
Other 0.11%
Other securities		102,781

Capital World Growth and Income Fund	9

Convertible stocks (continued)	Shares	Value (000)
Miscellaneous 0.08%
Other convertible stocks in initial period of acquisition		$76,782

Total convertible stocks (cost: $170,926,000)		179,563

Bonds, notes & other debt instruments 0.96%	Principal amount (000)
Corporate bonds & notes 0.55%
Other 0.55%
Other securities		539,345

Bonds & notes of governments & government agencies outside the U.S. 0.33%
Other securities		318,003

U.S. Treasury bonds & notes 0.08%
U.S. Treasury 0.08%
Other securities		77,564

Total bonds, notes & other debt instruments (cost: $874,742,000)		934,912

Short-term securities 5.69%
Federal Home Loan Bank 1.04%–1.24% due 12/1/2017–2/2/2018	$763,800	762,797
Microsoft Corp. 1.33% due 2/13/2018[3]	45,600	45,478
U.S. Treasury Bills 1.01%–1.55% due 1/2/2018–11/8/2018	586,500	584,075
Other securities		4,153,959

Total short-term securities (cost: $5,546,579,000)		5,546,309
Total investment securities 99.70% (cost: $72,746,936,000)		97,115,225
Other assets less liabilities 0.30%		295,504

Net assets 100.00%		$97,410,729

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $78,003,000, which represented ..08% of the net assets of the fund. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $3,305,000, which represented less than .01% of the net assets of the fund.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 11/30/2017 (000)
USD185,300	GBP140,000	JPMorgan Chase	12/15/2017	$(4,146)
USD48,822	GBP36,920	Citibank	12/18/2017	(1,146)
				$(5,292)

10	Capital World Growth and Income Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended November 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 11/30/2017 (000)
Common stocks 1.13%
Consumer discretionary 0.74%
ProSiebenSat.1 Media SE1	—	13,255,754	—	13,255,754	$—	$(91,241)	$12,774	$421,729
Ocado Group PLC[1,2]	39,080,197	—	—	39,080,197	—	54,563	—	186,585
Greene King PLC[1]	16,760,403	—	594,750	16,165,653	(2,784)	(21,915)	6,981	113,852
								722,166

Energy 0.00%
Golar LNG Ltd.[4]	5,422,000	—	575,000	4,847,000	(20,509)	23,348	1,027	—

Telecommunication services 0.39%
LG Uplus Corp.[1]	3,454,902	25,764,440	49,900	29,169,442	(39)	(17,211)	999	373,807
Total common stocks								1,095,973
Total 1.13%					$(23,332)	$(52,456)	$21,781	$1,095,973

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $51,391,316,000, which represented 52.76% of the net assets of the fund. This amount includes $50,440,290,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,617,656,000, which represented 3.71% of the net assets of the fund.
[4]	Unaffiliated issuer at 11/30/2017.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EUR = Euros

GBP = British pounds

USD/$ = U.S. dollars

See Notes to Financial Statements

Capital World Growth and Income Fund	11

Financial statements

Statement of assets and liabilities
at November 30, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $71,433,190)	$96,019,252
Affiliated issuers (cost: $1,313,746)	1,095,973	$97,115,225
Cash		359
Cash denominated in currencies other than U.S. dollars (cost: $8,817)		8,815
Receivables for:
Sales of investments	474,242
Sales of fund’s shares	68,948
Dividends and interest	218,936
Other	1,224	763,350
		97,887,749

Liabilities:
Unrealized depreciation on open forward currency contracts		5,292
Payables for:
Purchases of investments	316,058
Repurchases of fund’s shares	76,760
Investment advisory services	29,553
Services provided by related parties	32,407
Trustees’ deferred compensation	1,507
Other	15,443	471,728
Net assets at November 30, 2017		$97,410,729

Net assets consist of:
Capital paid in on shares of beneficial interest		$68,396,930
Undistributed net investment income		81,836
Undistributed net realized gain		4,574,033
Net unrealized appreciation		24,357,930
Net assets at November 30, 2017		$97,410,729

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,838,994 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$56,785,844	1,071,060		$53.02
Class C	2,675,001	51,040		52.41
Class T	11	—	*	53.03
Class F-1	3,820,214	72,212		52.90
Class F-2	7,097,836	133,960		52.98
Class F-3	2,535,504	47,813		53.03
Class 529-A	3,415,296	64,629		52.84
Class 529-C	758,061	14,422		52.56
Class 529-E	138,063	2,617		52.76
Class 529-T	11	—	*	53.02
Class 529-F-1	149,416	2,825		52.90
Class R-1	233,589	4,451		52.48
Class R-2	932,190	17,810		52.34
Class R-2E	52,915	1,002		52.80
Class R-3	2,113,842	40,148		52.65
Class R-4	2,002,840	37,869		52.89
Class R-5E	14,425	272		52.96
Class R-5	1,304,931	24,598		53.05
Class R-6	13,380,740	252,266		53.04

*	Amount less than one thousand.

See Notes to Financial Statements

12	Capital World Growth and Income Fund

Statement of operations
for the year ended November 30, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $122,718; also includes $21,781 from affiliates)	$2,299,598
Interest (net of non-U.S. taxes of $398)	107,975	$2,407,573
Fees and expenses*:
Investment advisory services	334,039
Distribution services	205,949
Transfer agent services	93,020
Administrative services	23,181
Reports to shareholders	3,344
Registration statement and prospectus	3,045
Trustees’ compensation	773
Auditing and legal	1,492
Custodian	10,136
Other	3,040	678,019
Net investment income		1,729,554

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,929):
Unaffiliated issuers	4,967,472
Affiliated issuers	(23,332)
Forward currency contracts	(10,422)
Currency transactions	(30,860)	4,902,858
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $6,232):
Unaffiliated issuers	13,181,470
Affiliated issuers	(52,456)
Forward currency contracts	(1,376)
Currency translations	4,414	13,132,052
Net realized gain and unrealized appreciation		18,034,910

Net increase in net assets resulting from operations		$19,764,464

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Capital World Growth and Income Fund	13

Statements of changes in net assets

	(dollars in thousands)

	Year ended November 30
	2017	2016

Operations:
Net investment income	$1,729,554	$1,774,755
Net realized gain	4,902,858	2,420,318
Net unrealized appreciation (depreciation)	13,132,052	(2,311,364)
Net increase in net assets resulting from operations	19,764,464	1,883,709

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,969,024)	(1,920,044)
Distributions from net realized gain on investments	(2,239,604)	(1,318,506)
Total dividends and distributions paid to shareholders	(4,208,628)	(3,238,550)

Net capital share transactions	805,149	(1,900,242)

Total increase (decrease) in net assets	16,360,985	(3,255,083)

Net assets:
Beginning of year	81,049,744	84,304,827
End of year (including undistributed net investment income: $81,836 and $328,176, respectively)	$97,410,729	$81,049,744

See Notes to Financial Statements

14	Capital World Growth and Income Fund

Notes to financial statements

1. Organization

Capital World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Capital World Growth and Income Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

16	Capital World Growth and Income Fund

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$3,353,165	$11,781,659	$—	$15,134,824
Information technology	8,251,978	6,251,499	—	14,503,477
Consumer discretionary	5,121,397	5,906,887	—	11,028,284
Health care	7,429,129	2,775,454	—	10,204,583
Industrials	3,804,296	3,378,502	—	7,182,798
Energy	3,492,199	3,048,603	—	6,540,802
Consumer staples	2,116,380	4,223,569	—	6,339,949
Utilities	920,468	4,001,537	—	4,922,005
Materials	1,130,389	2,495,696	—	3,626,085
Telecommunication services	1,403,506	2,210,107	—	3,613,613
Real estate	587,764	1,997,229	—	2,584,993
Miscellaneous	1,477,527	3,295,501	—	4,773,028
Convertible stocks	154,490	25,073	—	179,563
Bonds, notes & other debt instruments	—	934,912	—	934,912
Short-term securities	—	5,546,309	—	5,546,309
Total	$39,242,688	$57,872,537	$—	$97,115,225

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(5,292)	$—	$(5,292)

*	Securities with a value of $50,440,290,000, which represented 51.78% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Capital World Growth and Income Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

18	Capital World Growth and Income Fund

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $602,535,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2017 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$5,292

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(10,422)	Net unrealized depreciation on forward currency contracts	$(1,376)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2017, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Liabilities:
Citibank	$1,146	$—	$719	—	$1,865
JPMorgan Chase	4,146	—	2,580	—	$6,726
Total	$5,292	$—	$3,299	$—	$8,591

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Capital World Growth and Income Fund	19

As of and during the period ended November 30, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S. and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2017, the fund reclassified $6,827,000 from undistributed net investment income to undistributed net realized gain, $43,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $207,067,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$316,169
Undistributed long-term capital gains	4,606,188
Gross unrealized appreciation on investments	26,531,057
Gross unrealized depreciation on investments	(2,433,098)
Net unrealized appreciation on investments	24,097,959
Cost of investments	73,011,974

20	Capital World Growth and Income Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2017					Year ended November 30, 2016
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid		Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$1,188,285		$1,387,059	$2,575,344		$1,228,463		$841,069		$2,069,532
Class B1	240		1,562	1,802		3,095		5,311		8,406
Class C	40,873		80,390	121,263		52,549		58,523		111,072
Class T2	—	[3]	—	—	[3]
Class F-1	77,749		91,483	169,232		78,808		60,077		138,885
Class F-2	159,998		159,723	319,721		124,210		66,264		190,474
Class F-3[4]	16,016		—	16,016
Class 529-A	67,588		79,155	146,743		65,347		45,971		111,318
Class 529-B1	34		220	254		345		587		932
Class 529-C	9,956		18,264	28,220		10,214		11,002		21,216
Class 529-E	2,465		3,236	5,701		2,440		1,908		4,348
Class 529-T2	—	[3]	—	—	[3]
Class 529-F-1	3,118		3,215	6,333		2,780		1,763		4,543
Class R-1	3,398		6,189	9,587		3,872		4,003		7,875
Class R-2	13,868		25,406	39,274		15,985		16,608		32,593
Class R-2E	566		461	1,027		147		23		170
Class R-3	38,573		52,656	91,229		42,043		34,912		76,955
Class R-4	40,948		48,186	89,134		43,192		31,267		74,459
Class R-5E	254		240	494		—	[3]	—	[3]	—	[3]
Class R-5	29,985		30,978	60,963		33,645		21,688		55,333
Class R-6	275,110		251,181	526,291		212,909		117,530		330,439
Total	$1,969,024		$2,239,604	$4,208,628		$1,920,044		$1,318,506		$3,238,550

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2017, the investment advisory services fee was $334,039,000, which was equivalent to an annualized rate of 0.374% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

Capital World Growth and Income Fund	21

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	Capital World Growth and Income Fund

For the year ended November 30, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$130,332	$64,504		$5,379		Not applicable
Class B1	135	28		Not applicable		Not applicable
Class C	27,768	3,472		1,397		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	8,930	4,736		1,792		Not applicable
Class F-2	Not applicable	6,904		3,226		Not applicable
Class F-3[4]	Not applicable	48		563		Not applicable
Class 529-A	7,042	3,228		1,583		$2,153
Class 529-B1	17	4		1		1
Class 529-C	7,040	774		355		484
Class 529-E	633	72		64		87
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	137		67		91
Class R-1	2,284	236		115		Not applicable
Class R-2	6,861	3,276		462		Not applicable
Class R-2E	218	70		18		Not applicable
Class R-3	10,048	3,025		1,008		Not applicable
Class R-4	4,641	1,858		931		Not applicable
Class R-5E	Not applicable	15		5		Not applicable
Class R-5	Not applicable	593		605		Not applicable
Class R-6	Not applicable	40		5,610		Not applicable
Total class-specific expenses	$205,949	$93,020		$23,181		$2,816

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $773,000 in the fund’s statement of operations reflects $537,000 in current fees (either paid in cash or deferred) and a net increase of $236,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2017.

Capital World Growth and Income Fund	23

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of						Net (decrease)
	Sales[1]			dividends and distributions				Repurchases[1]		increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2017
Class A	$2,628,362	54,577		$2,524,538		55,645		$(8,168,557)	(170,064)	$(3,015,657)	(59,842)
Class B2	53	1		1,789		41		(76,246)	(1,666)	(74,404)	(1,624)
Class C	256,113	5,351		119,475		2,690		(1,120,022)	(23,604)	(744,434)	(15,563)
Class T3	10	—	[4]	—		—		—	—	10	— [4]
Class F-1	804,915	16,771		164,457		3,633		(1,060,101)	(21,994)	(90,729)	(1,590)
Class F-2	3,353,864	69,747		305,902		6,723		(3,336,739)	(69,128)	323,027	7,342
Class F-3[5]	2,513,596	51,259		14,297		285		(188,965)	(3,731)	2,338,928	47,813
Class 529-A	249,031	5,202		146,693		3,242		(390,242)	(8,103)	5,482	341
Class 529-B2	25	1		254		6		(11,073)	(243)	(10,794)	(236)
Class 529-C	55,756	1,168		28,193		632		(108,029)	(2,269)	(24,080)	(469)
Class 529-E	11,860	247		5,700		126		(19,056)	(397)	(1,496)	(24)
Class 529-T3	10	—	[4]	—	[4]	—	[4]	—	—	10	— [4]
Class 529-F-1	27,329	567		6,328		139		(22,865)	(472)	10,792	234
Class R-1	15,092	317		9,576		215		(53,986)	(1,133)	(29,318)	(601)
Class R-2	149,744	3,148		39,230		883		(335,416)	(7,085)	(146,442)	(3,054)
Class R-2E	35,881	753		1,027		22		(6,630)	(136)	30,278	639
Class R-3	429,435	8,982		91,068		2,026		(664,502)	(13,926)	(143,999)	(2,918)
Class R-4	431,764	8,942		89,098		1,969		(587,924)	(12,304)	(67,062)	(1,393)
Class R-5E	4,896	99		493		11		(1,572)	(32)	3,817	78
Class R-5	294,683	6,118		60,888		1,338		(378,138)	(7,878)	(22,567)	(422)
Class R-6	3,329,787	68,917		526,173		11,516		(1,392,173)	(28,694)	2,463,787	51,739
Total net increase (decrease)	$14,592,206	302,167		$4,135,179		91,142		$(17,922,236)	(372,859)	$805,149	20,450

Year ended November 30, 2016
Class A	$2,528,742	58,336		$2,029,083		46,895		$(7,121,616)	(162,735)	$(2,563,791)	(57,504)
Class B	748	17		8,342		194		(285,233)	(6,621)	(276,143)	(6,410)
Class C	237,940	5,546		109,049		2,547		(1,086,695)	(25,274)	(739,706)	(17,181)
Class F-1	850,298	19,741		135,578		3,139		(1,410,352)	(32,847)	(424,476)	(9,967)
Class F-2	2,960,952	67,770		178,908		4,137		(1,689,935)	(38,917)	1,449,925	32,990
Class 529-A	234,685	5,414		111,298		2,580		(378,113)	(8,659)	(32,130)	(665)
Class 529-B	267	6		931		22		(29,987)	(694)	(28,789)	(666)
Class 529-C	59,309	1,374		21,210		494		(110,955)	(2,553)	(30,436)	(685)
Class 529-E	10,023	231		4,347		101		(17,124)	(392)	(2,754)	(60)
Class 529-F-1	19,301	444		4,541		105		(19,906)	(457)	3,936	92
Class R-1	16,394	383		7,863		183		(53,236)	(1,230)	(28,979)	(664)
Class R-2	149,565	3,485		32,556		761		(303,990)	(7,063)	(121,869)	(2,817)
Class R-2E	16,082	370		170		4		(1,530)	(36)	14,722	338
Class R-3	335,432	7,749		76,811		1,786		(704,579)	(16,318)	(292,336)	(6,783)
Class R-4	361,234	8,307		74,442		1,724		(652,596)	(15,036)	(216,920)	(5,005)
Class R-5E	8,656	194		—		—		—	—	8,656	194
Class R-5	208,737	4,797		55,314		1,279		(502,726)	(11,772)	(238,675)	(5,696)
Class R-6	2,137,677	49,550		330,373		7,632		(848,527)	(19,554)	1,619,523	37,628
Total net increase (decrease)	$10,136,042	233,714		$3,180,816		73,583		$(15,217,100)	(350,158)	$(1,900,242)	(42,861)

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $29,980,374,000 and $33,187,195,000, respectively, during the year ended November 30, 2017.

24	Capital World Growth and Income Fund

Financial highlights

		Income (loss) from
		investment operations[1]			Dividends and distributions
			Net gains
			(losses) on
	Net asset		securities		Dividends		Total	Net asset				Ratio of		Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses to		net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	Total	end of period		average		to average
Period ended	of period	income[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)		net assets		net assets[2]
Class A:
11/30/2017	$44.61	$.93	$9.79	$10.72	$(1.07)	$(1.24)	$(2.31)	$53.02	24.96%	$56,786		.77%		1.93%
11/30/2016	45.34	.96	.06	1.02	(1.04)	(.71)	(1.75)	44.61	2.42	50,454		.79		2.20
11/30/2015	47.87	.90	(2.38)	(1.48)	(1.05)	—	(1.05)	45.34	(3.12)	53,886		.77		1.93
11/30/2014	44.68	1.20	3.00	4.20	(1.01)	—	(1.01)	47.87	9.52	57,559		.77		2.59
11/30/2013	36.75	.83	8.13	8.96	(1.03)	—	(1.03)	44.68	24.77	54,676		.80		2.05
Class C:
11/30/2017	44.12	.55	9.66	10.21	(.68)	(1.24)	(1.92)	52.41	23.95	2,675		1.56		1.14
11/30/2016	44.85	.61	.05	.66	(.68)	(.71)	(1.39)	44.12	1.60	2,938		1.59		1.41
11/30/2015	47.34	.52	(2.34)	(1.82)	(.67)	—	(.67)	44.85	(3.87)	3,757		1.57		1.13
11/30/2014	44.19	.83	2.96	3.79	(.64)	—	(.64)	47.34	8.65	4,582		1.57		1.82
11/30/2013	36.36	.50	8.05	8.55	(.72)	—	(.72)	44.19	23.79	4,819		1.60		1.26
Class T:
11/30/2017[4,5]	46.73	.68	6.22	6.90	(.60)	—	(.60)	53.03	14.86 [6,7]	—	[8]	.56	[7,9]	2.09	[7,9]
Class F-1:
11/30/2017	44.53	.90	9.76	10.66	(1.05)	(1.24)	(2.29)	52.90	24.86	3,820		.83		1.87
11/30/2016	45.25	.93	.08	1.01	(1.02)	(.71)	(1.73)	44.53	2.39	3,286		.83		2.14
11/30/2015	47.78	.89	(2.39)	(1.50)	(1.03)	—	(1.03)	45.25	(3.17)	3,791		.81		1.90
11/30/2014	44.59	1.21	2.97	4.18	(.99)	—	(.99)	47.78	9.48	3,861		.81		2.62
11/30/2013	36.68	.82	8.11	8.93	(1.02)	—	(1.02)	44.59	24.75	3,976		.82		2.03
Class F-2:
11/30/2017	44.59	1.05	9.76	10.81	(1.18)	(1.24)	(2.42)	52.98	25.21	7,098		.55		2.17
11/30/2016	45.33	1.07	.05	1.12	(1.15)	(.71)	(1.86)	44.59	2.66	5,646		.55		2.45
11/30/2015	47.85	1.01	(2.37)	(1.36)	(1.16)	—	(1.16)	45.33	(2.90)	4,244		.54		2.16
11/30/2014	44.67	1.23	3.07	4.30	(1.12)	—	(1.12)	47.85	9.76	4,168		.53		2.66
11/30/2013	36.74	.94	8.13	9.07	(1.14)	—	(1.14)	44.67	25.13	2,541		.54		2.31
Class F-3:
11/30/2017[4,10]	45.54	.82	7.54	8.36	(.87)	—	(.87)	53.03	18.53 [6]	2,536		.45	[9]	1.93	[9]
Class 529-A:
11/30/2017	44.48	.90	9.74	10.64	(1.04)	(1.24)	(2.28)	52.84	24.87	3,415		.84		1.86
11/30/2016	45.21	.92	.06	.98	(1.00)	(.71)	(1.71)	44.48	2.34	2,859		.87		2.12
11/30/2015	47.73	.86	(2.37)	(1.51)	(1.01)	—	(1.01)	45.21	(3.19)	2,936		.86		1.84
11/30/2014	44.55	1.15	3.00	4.15	(.97)	—	(.97)	47.73	9.43	3,104		.86		2.50
11/30/2013	36.65	.80	8.10	8.90	(1.00)	—	(1.00)	44.55	24.67	2,853		.88		1.97

See end of table for footnotes.

Capital World Growth and Income Fund	25

Financial highlights (continued)

		Income (loss) from
		investment operations[1]			Dividends and distributions
			Net gains
			(losses) on
	Net asset		securities		Dividends		Total	Net asset				Ratio of		Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses to		net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	Total	end of period		average		to average
Period ended	of period	income[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)		net assets		net assets[2]
Class 529-C:
11/30/2017	$44.25	$.52	$9.70	$10.22	$(.67)	$(1.24)	$(1.91)	$52.56	23.90%	$758		1.61%		1.09%
11/30/2016	44.98	.58	.06	.64	(.66)	(.71)	(1.37)	44.25	1.55	659		1.64		1.35
11/30/2015	47.49	.49	(2.35)	(1.86)	(.65)	—	(.65)	44.98	(3.95)	701		1.64		1.07
11/30/2014	44.33	.79	2.99	3.78	(.62)	—	(.62)	47.49	8.57	756		1.64		1.73
11/30/2013	36.48	.48	8.07	8.55	(.70)	—	(.70)	44.33	23.69	709		1.66		1.19
Class 529-E:
11/30/2017	44.41	.79	9.73	10.52	(.93)	(1.24)	(2.17)	52.76	24.58	138		1.06		1.63
11/30/2016	45.14	.82	.07	.89	(.91)	(.71)	(1.62)	44.41	2.11	117		1.09		1.90
11/30/2015	47.65	.75	(2.36)	(1.61)	(.90)	—	(.90)	45.14	(3.41)	122		1.09		1.61
11/30/2014	44.48	1.04	2.99	4.03	(.86)	—	(.86)	47.65	9.16	130		1.09		2.27
11/30/2013	36.59	.70	8.10	8.80	(.91)	—	(.91)	44.48	24.36	122		1.11		1.74
Class 529-T:
11/30/2017[4,5]	46.73	.66	6.22	6.88	(.59)	—	(.59)	53.02	14.81 [6,7]	—	[8]	.61	[7,9]	2.03	[7,9]
Class 529-F-1:
11/30/2017	44.52	1.01	9.75	10.76	(1.14)	(1.24)	(2.38)	52.90	25.14	149		.62		2.08
11/30/2016	45.25	1.02	.06	1.08	(1.10)	(.71)	(1.81)	44.52	2.56	115		.64		2.34
11/30/2015	47.78	.96	(2.37)	(1.41)	(1.12)	—	(1.12)	45.25	(2.99)	113		.64		2.07
11/30/2014	44.60	1.25	3.00	4.25	(1.07)	—	(1.07)	47.78	9.66	114		.64		2.71
11/30/2013	36.68	.89	8.12	9.01	(1.09)	—	(1.09)	44.60	24.98	100		.66		2.19
Class R-1:
11/30/2017	44.18	.55	9.69	10.24	(.70)	(1.24)	(1.94)	52.48	23.99	234		1.54		1.16
11/30/2016	44.91	.62	.07	.69	(.71)	(.71)	(1.42)	44.18	1.65	223		1.55		1.44
11/30/2015	47.42	.54	(2.36)	(1.82)	(.69)	—	(.69)	44.91	(3.87)	257		1.54		1.16
11/30/2014	44.26	.84	2.98	3.82	(.66)	—	(.66)	47.42	8.69	302		1.54		1.83
11/30/2013	36.42	.52	8.06	8.58	(.74)	—	(.74)	44.26	23.84	302		1.55		1.30

Class R-2:
11/30/2017	44.07	.55	9.66	10.21	(.70)	(1.24)	(1.94)	52.34	23.98	932		1.54		1.16
11/30/2016	44.81	.62	.06	.68	(.71)	(.71)	(1.42)	44.07	1.63	920		1.54		1.44
11/30/2015	47.31	.56	(2.35)	(1.79)	(.71)	—	(.71)	44.81	(3.82)	1,061		1.50		1.20
11/30/2014	44.17	.85	2.96	3.81	(.67)	—	(.67)	47.31	8.69	1,244		1.52		1.86
11/30/2013	36.35	.54	8.04	8.58	(.76)	—	(.76)	44.17	23.88	1,277		1.51		1.35
Class R-2E:
11/30/2017	44.47	.69	9.75	10.44	(.87)	(1.24)	(2.11)	52.80	24.34	53		1.24		1.42
11/30/2016	45.25	.73	.10	.83	(.90)	(.71)	(1.61)	44.47	1.98	16		1.23		1.68
11/30/2015	47.84	.72	(2.39)	(1.67)	(.92)	—	(.92)	45.25	(3.54)	1		1.19		1.54
11/30/2014[4,11]	47.71	.12	.21	.33	(.20)	—	(.20)	47.84	.70 [6,7]	—	[8]	.30	[6,7]	.26	[6,7]

26	Capital World Growth and Income Fund

		Income (loss) from
		investment operations[1]			Dividends and distributions
			Net gains
			(losses) on
	Net asset		securities		Dividends		Total	Net asset				Ratio of		Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses to		net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	Total	end of period		average		to average
Period ended	of period	income[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)		net assets		net assets[2]
Class R-3:
11/30/2017	$44.32	$.77	$9.72	$10.49	$(.92)	$(1.24)	$(2.16)	$52.65	24.54%	$2,114		1.09%		1.60%
11/30/2016	45.05	.82	.06	.88	(.90)	(.71)	(1.61)	44.32	2.10	1,909		1.10		1.88
11/30/2015	47.57	.75	(2.37)	(1.62)	(.90)	—	(.90)	45.05	(3.43)	2,246		1.09		1.61
11/30/2014	44.40	1.05	2.98	4.03	(.86)	—	(.86)	47.57	9.18	2,629		1.09		2.28
11/30/2013	36.53	.71	8.08	8.79	(.92)	—	(.92)	44.40	24.41	2,651		1.09		1.76
Class R-4:
11/30/2017	44.51	.92	9.76	10.68	(1.06)	(1.24)	(2.30)	52.89	24.93	2,003		.79		1.90
11/30/2016	45.24	.95	.06	1.01	(1.03)	(.71)	(1.74)	44.51	2.40	1,748		.80		2.18
11/30/2015	47.76	.89	(2.37)	(1.48)	(1.04)	—	(1.04)	45.24	(3.13)	2,003		.79		1.91
11/30/2014	44.58	1.19	2.99	4.18	(1.00)	—	(1.00)	47.76	9.49	2,275		.79		2.59
11/30/2013	36.67	.83	8.11	8.94	(1.03)	—	(1.03)	44.58	24.78	2,380		.80		2.07
Class R-5E:
11/30/2017	44.59	1.01	9.78	10.79	(1.18)	(1.24)	(2.42)	52.96	25.17	14		.58		2.09
11/30/2016	45.34	1.01	.06	1.07	(1.11)	(.71)	(1.82)	44.59	2.54	9		.66		2.31
11/30/2015[4,12]	45.70	.02	(.38)	(.36)	—	—	—	45.34	(.79)[6]	—	[8]	.02	[6]	.04	[6]
Class R-5:
11/30/2017	44.64	1.07	9.78	10.85	(1.20)	(1.24)	(2.44)	53.05	25.29	1,305		.49		2.21
11/30/2016	45.37	1.10	.04	1.14	(1.16)	(.71)	(1.87)	44.64	2.71	1,117		.50		2.51
11/30/2015	47.90	1.03	(2.38)	(1.35)	(1.18)	—	(1.18)	45.37	(2.84)	1,393		.49		2.21
11/30/2014	44.70	1.35	2.99	4.34	(1.14)	—	(1.14)	47.90	9.83	1,509		.49		2.93
11/30/2013	36.77	.96	8.12	9.08	(1.15)	—	(1.15)	44.70	25.15	1,615		.49		2.37
Class R-6:
11/30/2017	44.64	1.08	9.79	10.87	(1.23)	(1.24)	(2.47)	53.04	25.33	13,381		.45		2.23
11/30/2016	45.37	1.10	.07	1.17	(1.19)	(.71)	(1.90)	44.64	2.77	8,951		.45		2.52
11/30/2015	47.89	1.05	(2.37)	(1.32)	(1.20)	—	(1.20)	45.37	(2.78)	7,390		.45		2.26
11/30/2014	44.70	1.31	3.04	4.35	(1.16)	—	(1.16)	47.89	9.87	6,334		.44		2.83
11/30/2013	36.77	.97	8.13	9.10	(1.17)	—	(1.17)	44.70	25.21	4,418		.45		2.38

	Year ended November 30
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	35%	35%	35%	36%	24%

[1]	Based on average shares outstanding.
[2]	For the year ended November 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.34 and .73 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

Capital World Growth and Income Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund (the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
January 12, 2018

28	Capital World Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2017, through November 30, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital World Growth and Income Fund	29

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	6/1/2017	11/30/2017	during period*	expense ratio
Class A – actual return	$1,000.00	$1,095.18	$3.99	.76%
Class A – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class C – actual return	1,000.00	1,090.76	8.12	1.55
Class C – assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class T – actual return	1,000.00	1,096.24	2.94	.56
Class T – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class F-1 – actual return	1,000.00	1,094.66	4.31	.82
Class F-1 – assumed 5% return	1,000.00	1,020.96	4.15	.82
Class F-2 – actual return	1,000.00	1,096.21	2.89	.55
Class F-2 – assumed 5% return	1,000.00	1,022.31	2.79	.55
Class F-3 – actual return	1,000.00	1,096.66	2.37	.45
Class F-3 – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class 529-A – actual return	1,000.00	1,094.68	4.36	.83
Class 529-A – assumed 5% return	1,000.00	1,020.91	4.20	.83
Class 529-C – actual return	1,000.00	1,090.36	8.38	1.60
Class 529-C – assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class 529-E – actual return	1,000.00	1,093.40	5.56	1.06
Class 529-E – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class 529-T – actual return	1,000.00	1,095.82	3.26	.62
Class 529-T – assumed 5% return	1,000.00	1,021.96	3.14	.62
Class 529-F-1 – actual return	1,000.00	1,095.77	3.20	.61
Class 529-F-1 – assumed 5% return	1,000.00	1,022.01	3.09	.61
Class R-1 – actual return	1,000.00	1,090.90	8.07	1.54
Class R-1 – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2 – actual return	1,000.00	1,090.71	8.07	1.54
Class R-2 – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2E – actual return	1,000.00	1,092.33	6.50	1.24
Class R-2E – assumed 5% return	1,000.00	1,018.85	6.28	1.24
Class R-3 – actual return	1,000.00	1,093.28	5.72	1.09
Class R-3 – assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-4 – actual return	1,000.00	1,094.88	4.15	.79
Class R-4 – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class R-5E – actual return	1,000.00	1,096.06	3.00	.57
Class R-5E – assumed 5% return	1,000.00	1,022.21	2.89	.57
Class R-5 – actual return	1,000.00	1,096.60	2.58	.49
Class R-5 – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-6 – actual return	1,000.00	1,096.60	2.31	.44
Class R-6 – assumed 5% return	1,000.00	1,022.86	2.23	.44

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

30	Capital World Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2017:

Foreign taxes	$0.07 per share
Foreign source income	$0.96 per share
Long-term capital gains	$2,442,214,000
Qualified dividend income	100%
Corporate dividends received deduction	$755,211,000
U.S. government income that may be exempt from state taxation	$7,041,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

Capital World Growth and Income Fund	31

Approval of Investment Advisory and Service Agreement

Capital World Growth and Income Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital while providing current income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI All Country World Index and Lipper Global Funds Index. They noted that the investment results of the fund generally compared favorably to the results of these indexes for the lifetime period, 20-year period, 10-year period and five-year period. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

32	Capital World Growth and Income Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Capital World Growth and Income Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.
Pedro J. Greer Jr., 1956	2016	Physician; Chairman of the Board and Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2010	Private investor	80	None
Merit E. Janow, 1958	2001	Dean and Professor, Columbia University, School of International and Public Affairs	79	Mastercard Incorporated; Trimble Inc.
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis Jr., PhD, 1955	2017	President, The Andrew W. Mellon Foundation; former Executive Vice President, Provost, Emory University	3	2U, Inc.
Christopher E. Stone, 1956	2009	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Stefanie Powers retired from the fund on December 31, 2017. The trustees thank Ms. Powers for her wise counsel, outstanding service and dedication to the fund.

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Mark E. Denning, 1957 Vice Chairman of the Board and President	1993	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[7] Partner — Capital Research Global Investors, Capital International, Inc.[7]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	Capital World Growth and Income Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
L. Alfonso Barroso, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Michael Cohen, 1961 Senior Vice President	2014	Director, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company;[7]
Partner — Capital International Investors, Capital International Limited;[7]
		Chairman of the Board and Senior Vice President, Capital International Limited[7]
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[7]
David M. Riley, 1967 Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Alexander G. Sheynkman, 1963 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of L. Alfonso Barroso, Michael Cohen and Alexander G. Sheynkman, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Capital World Growth and Income Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	Capital World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2017, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$136,000
2017	$145,000

b) Audit-Related Fees:
2016	None
2017	None

c) Tax Fees:
2016	$9,000
2017	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:

Not Applicable

b) Audit-Related Fees:
2016	$17,000
2017	$0
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	$9,000
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$2,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $39,000 for fiscal year 2016 and $60,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Growth and Income Fund®

Investment portfolio

November 30, 2017

Common stocks 92.86% Financials 15.54%	Shares	Value (000)
Prudential PLC1	63,174,799	$1,589,417
HDFC Bank Ltd.1	28,896,610	831,557
HDFC Bank Ltd. (ADR)	540,900	52,521
Barclays PLC1	311,082,756	811,039
AIA Group Ltd.1	93,807,196	764,615
UBS Group AG1	41,866,000	723,649
KB Financial Group Inc.1	12,533,647	689,567
Zurich Insurance Group AG1	2,276,844	687,678
Banco Santander, SA1	82,008,989	551,490
BNP Paribas SA1	6,319,530	478,708
Kotak Mahindra Bank Ltd.1	30,148,585	469,250
Société Générale1	9,154,561	461,434
American International Group, Inc.	7,602,309	455,834
Wells Fargo & Co.	6,507,300	367,467
DBS Group Holdings Ltd1	19,353,219	352,285
Siam Commercial Bank PCL, foreign registered1	74,162,855	346,810
Sampo Oyj, Class A1	6,109,288	323,114
Principal Financial Group, Inc.	4,430,000	313,600
PNC Financial Services Group, Inc.	2,028,067	285,065
JPMorgan Chase & Co.	2,701,400	282,350
Intesa Sanpaolo SpA1	83,444,641	280,063
HSBC Holdings PLC (HKD denominated)1	21,484,000	215,743
HSBC Holdings PLC (GBP denominated)1	5,190,997	51,608
Lloyds Banking Group PLC1	299,082,984	266,416
Hana Financial Group Inc.1	5,820,560	253,675
Standard Life Aberdeen PLC1	39,549,981	230,321
Credit Suisse Group AG1	13,056,742	221,388
Banco Bilbao Vizcaya Argentaria, SA1	24,781,565	212,088
Julius Baer Group Ltd.1	3,183,351	187,205
PICC Property and Casualty Co. Ltd., Class H1	89,104,000	169,591
ABN AMRO Group NV, depository receipts1	5,374,032	159,057
CIT Group Inc.	3,185,000	158,740
CME Group Inc., Class A	991,800	148,314
Bank of Montreal	1,842,961	141,806
Royal Bank of Canada	1,695,000	132,497
Itaú Unibanco Holding SA, preferred nominative (ADR)	10,316,325	129,470
Bangkok Bank PCL, nonvoting depository receipt1	19,684,500	120,257
M&T Bank Corp.	688,000	116,238
East West Bancorp, Inc.	1,649,000	101,479
Fairfax Financial Holdings Ltd., subordinate voting (CAD denominated)	166,100	91,279
BB&T Corp.	1,822,069	90,047
Goldman Sachs Group, Inc.	325,000	80,483
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	9,750,000	79,267
Grupo Financiero Inbursa, SAB de CV	37,819,423	66,810
Bank of Ireland Group PLC1,2	7,755,610	60,543
Sony Financial Holdings Inc.1	2,983,300	50,592
Huntington Bancshares Inc.	3,466,000	49,910

Capital World Growth and Income Fund — Page 1 of 11

Common stocks Financials (continued)	Shares	Value (000)
Resona Holdings, Inc.1	9,161,600	$48,796
Citigroup Inc.	620,000	46,810
Discovery Ltd.1	3,102,000	37,278
Bank Central Asia Tbk PT1	24,366,900	36,671
Deutsche Börse AG1	269,664	30,575
Regions Financial Corp.	1,700,000	28,203
Akbank TAS1	12,030,000	27,628
Invesco Ltd.	746,300	26,994
Janus Henderson Group PLC	704,740	26,266
Housing Development Finance Corp. Ltd.1	918,492	23,854
Moody’s Corp.	139,500	21,179
Marsh & McLennan Companies, Inc.	245,600	20,613
Aon PLC, Class A	143,500	20,121
Chubb Ltd.	118,300	17,995
Bankia, SA1	3,680,052	17,697
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	254,470	1,807
		15,134,824
Information technology 14.89%
Samsung Electronics Co., Ltd.1	1,176,233	2,763,575
Broadcom Ltd.	4,709,454	1,308,946
Alphabet Inc., Class A2	667,380	691,519
Alphabet Inc., Class C2	521,167	532,325
Intel Corp.	22,521,253	1,009,853
Microsoft Corp.	11,544,700	971,717
Alibaba Group Holding Ltd. (ADR)2	4,641,680	821,949
Apple Inc.	4,550,081	781,931
Taiwan Semiconductor Manufacturing Co., Ltd.1	101,805,000	766,436
Micron Technology, Inc.2	16,133,000	683,878
SK hynix, Inc.1	9,333,000	665,098
Tencent Holdings Ltd.1	12,165,600	627,977
Texas Instruments Inc.	5,615,400	546,322
AAC Technologies Holdings Inc.1	21,483,000	433,395
ASML Holding NV1	2,438,193	428,692
Accenture PLC, Class A	2,862,000	423,605
Nintendo Co., Ltd.1	865,780	351,506
Western Union Co.	10,558,165	207,890
Keyence Corp.1	148,000	86,259
Tableau Software, Inc., Class A2	1,139,700	80,121
MediaTek Inc.1	7,035,000	77,358
QUALCOMM Inc.	865,000	57,384
HP Inc.	2,606,000	55,899
Murata Manufacturing Co., Ltd.1	376,000	51,203
NetApp, Inc.	866,800	48,983
Visa Inc., Class A	263,400	29,656
		14,503,477
Consumer discretionary 11.32%
Amazon.com, Inc.2	928,583	1,092,710
Netflix, Inc.2	5,431,589	1,018,857
Hyundai Motor Co.1	6,302,655	952,990
LVMH Moët Hennessy-Louis Vuitton SE1	2,188,300	637,374
Home Depot, Inc.	2,925,000	525,974
ProSiebenSat.1 Media SE1,3	13,255,754	421,729
Sony Corp.1	8,361,000	389,198

Capital World Growth and Income Fund — Page 2 of 11

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Hyundai Mobis Co., Ltd.1	1,536,604	$385,551
Kering SA1	822,421	365,078
NIKE, Inc., Class B	5,934,153	358,542
Ctrip.com International, Ltd. (ADR)2	7,101,000	327,214
ITV PLC1	139,157,687	301,123
Twenty-First Century Fox, Inc., Class A	7,720,000	246,577
Norwegian Cruise Line Holdings Ltd.2	4,362,000	236,246
Viacom Inc., Class B	8,326,688	235,812
Intercontinental Hotels Group PLC1	3,830,528	224,730
Galaxy Entertainment Group Ltd.1	29,873,000	215,160
Daimler AG1	2,363,750	195,585
Gree Electric Appliances, Inc. of Zhuhai., Class A1	29,682,882	191,340
Ocado Group PLC1,2,3	39,080,197	186,585
McDonald’s Corp.	1,000,000	171,970
Bayerische Motoren Werke AG1	1,659,100	167,200
Paddy Power Betfair PLC1	1,443,997	160,960
Shimano Inc.1	1,151,200	159,367
Six Flags Entertainment Corp.	2,400,000	157,008
MGM Resorts International	4,512,700	153,973
Carnival Corp., units	2,292,200	150,460
Priceline Group Inc.2	86,375	150,267
Toyota Motor Corp.1	2,236,500	140,922
Las Vegas Sands Corp.	1,728,100	119,740
Greene King PLC1,3	16,165,653	113,852
Industria de Diseño Textil, SA1	3,123,000	110,681
Naspers Ltd., Class N1	411,300	110,347
Li & Fung Ltd.1	209,500,000	92,419
Daily Mail and General Trust PLC, Class A, nonvoting1	12,000,000	86,766
Altice NV, Class A1,2	7,107,866	56,194
Altice NV, Class B1,2	1,294,460	10,209
Wynn Macau, Ltd.1	22,349,600	64,477
Merlin Entertainments PLC1	10,090,000	48,062
SES SA, Class A (FDR)1	2,778,000	45,880
Dollar General Corp.	464,600	40,922
Astra International Tbk PT1	63,601,100	37,543
Wynn Resorts, Ltd.	215,100	34,003
Comcast Corp., Class A	847,200	31,804
Starbucks Corp.	502,500	29,055
YUM! Brands, Inc.	282,600	23,589
DENSO Corp.1	409,600	23,082
Lowe’s Companies, Inc.	200,000	16,674
Publicis Groupe SA1	187,947	12,483
		11,028,284
Health care 10.48%
AbbVie Inc.	29,067,095	2,817,182
Amgen Inc.	8,405,869	1,476,575
Novartis AG1	12,899,991	1,103,760
Stryker Corp.	4,935,500	769,938
Takeda Pharmaceutical Co. Ltd.1	13,691,200	754,983
Medtronic PLC	5,794,000	475,861
Thermo Fisher Scientific Inc.	2,224,000	428,698
Abbott Laboratories	6,624,000	373,395
Daiichi Sankyo Co., Ltd.1	13,307,000	321,362
UnitedHealth Group Inc.	1,362,100	310,790

Capital World Growth and Income Fund — Page 3 of 11

Common stocks Health care (continued)	Shares	Value (000)
ConvaTec Group PLC1	73,638,046	$193,551
Gilead Sciences, Inc.	2,535,520	189,606
Teva Pharmaceutical Industries Ltd. (ADR)	12,748,000	188,925
Grifols, SA, Class B, preferred nonvoting, non-registered shares1	6,770,000	154,070
Incyte Corp.2	1,527,000	151,158
UCB SA1	1,535,000	114,432
Illumina, Inc.2	355,382	81,749
Express Scripts Holding Co.2	1,165,000	75,935
Roche Holding AG, non-registered shares, nonvoting1	211,781	53,441
Pfizer Inc.	1,262,700	45,786
GlaxoSmithKline PLC1	2,111,000	36,526
Eli Lilly and Co.	353,100	29,886
AstraZeneca PLC1	411,700	26,627
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	6,630,900	16,702
Danaher Corp.	144,600	13,645
		10,204,583
Industrials 7.37%
Boeing Co.	2,926,000	809,917
Airbus SE, non-registered shares1	7,599,798	789,712
Lockheed Martin Corp.	2,102,000	670,790
CSX Corp.	7,824,226	436,201
General Dynamics Corp.	2,074,000	429,650
Komatsu Ltd.1	8,823,400	275,045
CCR SA, ordinary nominative	54,858,544	265,289
Airports of Thailand PCL, foreign registered1	126,536,100	241,883
BAE Systems PLC1	31,988,000	238,932
ASSA ABLOY AB, Class B1	11,761,167	238,513
International Consolidated Airlines Group, SA (CDI)1	28,708,657	238,252
General Electric Co.	12,751,000	233,216
Hyundai Heavy Industries Co., Ltd. 1	1,642,000	225,847
Edenred SA1	7,169,000	205,156
Ryanair Holdings PLC (ADR)2	1,627,235	198,425
Emerson Electric Co.	3,000,000	194,460
Union Pacific Corp.	1,481,940	187,465
Groupe Eurotunnel SE1	12,940,000	172,083
Babcock International Group PLC1	17,383,149	163,901
Adecco Group AG1	2,129,050	160,954
J.B. Hunt Transport Services, Inc.	1,000,000	111,140
Fosun International Ltd.1	51,485,600	107,711
Nielsen Holdings PLC	1,880,500	69,052
C.H. Robinson Worldwide, Inc.	619,900	53,714
Alliance Global Group, Inc.1,2	166,723,940	51,982
Industries Qatar QSC1	1,869,119	45,562
Singapore Technologies Engineering Ltd1	16,101,000	39,095
United Technologies Corp.	300,000	36,435
Waste Connections, Inc.	474,000	32,625
Sydney Airport, units1	5,498,154	30,957
TransDigm Group Inc.	104,200	29,571
Recruit Holdings Co., Ltd.1	1,206,000	28,308
Jardine Matheson Holdings Ltd.1	429,000	26,840
IDEX Corp.	185,400	25,135
Bunzl PLC1	828,560	23,713
Northrop Grumman Corp.	69,000	21,211
Safran SA1	195,275	20,818

Capital World Growth and Income Fund — Page 4 of 11

Common stocks Industrials (continued)	Shares	Value (000)
FANUC CORP.1	79,900	$19,994
Capita PLC1	2,713,000	17,137
Kubota Corp.1	849,000	16,107
		7,182,798
Energy 6.72%
Royal Dutch Shell PLC, Class B1	23,112,376	749,423
Royal Dutch Shell PLC, Class A1	20,687,933	660,161
Royal Dutch Shell PLC, Class A (ADR)	994,252	63,751
Royal Dutch Shell PLC, Class A (EUR denominated)1	1,035,502	33,140
Royal Dutch Shell PLC, Class B (ADR)	344,800	22,736
TOTAL SA1	12,498,174	705,647
Canadian Natural Resources, Ltd.	19,592,448	664,547
BP PLC1	92,302,701	611,028
EOG Resources, Inc.	4,770,787	488,147
Enbridge Inc. (CAD denominated)	9,612,278	362,467
Enbridge Inc.1,4	2,351,836	81,740
Halliburton Co.	10,454,100	436,772
Suncor Energy Inc.	8,892,044	308,428
TransCanada Corp.	5,470,212	262,370
Noble Energy, Inc.	8,000,000	210,400
Chevron Corp.	1,742,900	207,388
Eni SpA1	7,405,300	121,632
Eni SpA (ADR)	253,148	8,346
Golar LNG Ltd.	4,847,000	119,769
Kinder Morgan, Inc.	5,864,000	101,037
Oil Search Ltd.1	15,996,423	85,832
Schlumberger Ltd.	1,175,600	73,886
ConocoPhillips	974,600	49,588
Chesapeake Energy Corp.2	9,500,000	38,665
Southwestern Energy Co.2	5,778,420	36,751
Occidental Petroleum Corp.	281,500	19,846
Helmerich & Payne, Inc.	295,400	17,305
		6,540,802
Consumer staples 6.51%
Imperial Brands PLC1	25,620,178	1,062,248
Philip Morris International Inc.	9,673,800	993,983
British American Tobacco PLC1	8,045,647	511,818
British American Tobacco PLC (ADR)	4,101,483	260,977
Nestlé SA1	9,003,052	770,815
Pernod Ricard SA1	2,922,493	456,016
Altria Group, Inc.	5,840,200	396,141
Treasury Wine Estates Ltd.1	28,717,307	342,983
Thai Beverage PCL1	460,847,400	330,174
Kirin Holdings Co., Ltd.1	9,898,800	232,156
Kellogg Co.	3,350,000	221,636
Associated British Foods PLC1	4,805,511	190,805
Procter & Gamble Co.	1,500,000	134,985
Japan Tobacco Inc.1	2,697,500	89,385
Seven & i Holdings Co., Ltd.1	2,100,000	86,189
Coca-Cola Co.	1,118,000	51,171
Kroger Co.	1,705,600	44,107
Danone SA1	465,008	39,257
Shoprite Holdings Ltd.1	1,498,000	24,908

Capital World Growth and Income Fund — Page 5 of 11

Common stocks Consumer staples (continued)	Shares	Value (000)
Diageo PLC1	659,200	$22,775
Unilever PLC1	361,500	20,413
Carlsberg A/S, Class B1	159,035	18,863
AMOREPACIFIC Corp.1	59,500	16,916
Mondelez International, Inc.	311,600	13,380
Reckitt Benckiser Group PLC1	89,400	7,848
		6,339,949
Utilities 5.05%
Engie SA1	45,598,810	798,172
Iberdrola, SA, non-registered shares1	86,410,727	686,692
Dominion Energy, Inc.	4,732,422	398,139
EDP - Energias de Portugal, SA1	105,264,653	369,064
Orsted AS1	5,957,629	346,335
CK Infrastructure Holdings Ltd.1	38,598,000	328,637
China Resources Gas Group Ltd.1	68,842,000	268,404
Enel SPA1	37,469,273	243,430
Sempra Energy	1,900,800	229,978
Gas Natural SDG, SA1	9,435,000	211,005
Power Grid Corp. of India Ltd.1	64,038,000	205,226
National Grid PLC1	13,620,212	162,357
SSE PLC1	8,208,945	152,057
Red Eléctrica de Corporación, SA1	4,781,000	108,183
Exelon Corp.	1,689,700	70,477
Power Assets Holdings Ltd.1	7,669,000	65,561
CMS Energy Corp.	1,200,000	59,880
AES Corp.	5,360,000	56,709
Huaneng Power International, Inc., Class H1	88,050,000	56,414
NextEra Energy, Inc.	338,905	53,561
Duke Energy Corp.	580,000	51,724
		4,922,005
Materials 3.72%
Vale SA, ordinary nominative	54,677,511	586,955
Vale SA, ordinary nominative (ADR)	19,279,317	206,289
Rio Tinto PLC1	12,640,300	599,139
Asahi Kasei Corp.1	37,934,000	477,060
Air Liquide SA, non-registered shares1	2,248,400	281,595
Akzo Nobel NV1	3,024,678	272,560
Nitto Denko Corp.1	2,536,100	250,638
Fortescue Metals Group Ltd.1	51,826,981	181,360
Koninklijke DSM NV1	1,135,972	106,580
BASF SE1	951,000	106,409
Potash Corp. of Saskatchewan Inc.	5,236,800	102,903
LafargeHolcim Ltd.1	1,244,139	68,019
Celanese Corp., Series A	608,000	65,202
AngloGold Ashanti Ltd.1	4,611,968	48,122
AngloGold Ashanti Ltd. (ADR)	1,506,280	15,741
Monsanto Co.	403,290	47,725
Newcrest Mining Ltd.1	2,610,597	46,083
Sherwin-Williams Co.	104,000	41,540
Barrick Gold Corp.	2,931,600	40,397
Amcor Ltd.1	2,670,315	31,247

Capital World Growth and Income Fund — Page 6 of 11

Common stocks Materials (continued)	Shares	Value (000)
Shin-Etsu Chemical Co., Ltd.1	255,000	$26,884
Agrium Inc.	215,000	23,637
		3,626,085
Telecommunication services 3.71%
Verizon Communications Inc.	23,727,287	1,207,482
Nippon Telegraph and Telephone Corp.1	16,481,000	864,264
LG Uplus Corp.1,3	29,169,442	373,807
BT Group PLC1	80,268,200	283,178
América Móvil, SAB de CV, Series L (ADR)	8,228,300	140,704
Singapore Telecommunications Ltd.1	47,947,000	132,640
Koninklijke KPN NV1	26,846,889	98,514
Vodafone Group PLC1	30,900,200	93,713
TDC A/S1	12,455,304	75,891
Bharti Airtel Ltd.1	9,628,099	74,053
Telia Co. AB1	16,640,800	73,053
Bezeq - The Israel Telecommunication Corp. Ltd.1	47,540,000	71,241
BCE Inc.	1,156,000	55,320
MegaFon PJSC (GDR)1	5,544,563	53,539
NTT DoCoMo, Inc.1	625,100	16,214
		3,613,613
Real estate 2.65%
CK Asset Holdings Ltd.1	77,500,856	656,178
Sun Hung Kai Properties Ltd.1	27,967,750	459,087
Link REIT1	27,985,391	249,750
SM Prime Holdings, Inc.1	300,819,759	217,789
Daito Trust Construction Co., Ltd.1	1,186,000	217,215
Crown Castle International Corp. REIT	1,528,426	172,712
Sino Land Co. Ltd.1	92,610,000	168,620
Lamar Advertising Co. REIT, Class A	2,196,038	165,208
American Campus Communities, Inc. REIT	2,911,279	123,380
Fibra Uno Administración, SA de CV REIT	31,315,000	48,934
Iron Mountain Inc. REIT	775,000	31,674
Ayala Land, Inc.1	33,410,000	28,590
Gaming and Leisure Properties, Inc. REIT	778,300	28,268
American Tower Corp. REIT	122,200	17,588
		2,584,993
Miscellaneous 4.90%
Other common stocks in initial period of acquisition		4,773,028
Total common stocks (cost: $66,154,689,000)		90,454,441
Convertible stocks 0.19% Energy 0.07%
Kinder Morgan Inc., Series A, depository share, convertible preferred 2018	1,188,200	42,347
Southwestern Energy Co., Series B, 6.25% convertible preferred 2018	1,592,000	23,068
		65,415
Real estate 0.04%
American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	296,200	37,366

Capital World Growth and Income Fund — Page 7 of 11

Convertible stocks Miscellaneous 0.08%	Shares	Value (000)
Other convertible stocks in initial period of acquisition		$76,782
Total convertible stocks (cost: $170,926,000)		179,563
Bonds, notes & other debt instruments 0.96% Corporate bonds & notes 0.55% Energy 0.16%	Principal?amount (000)
Genel Energy Finance 3 Ltd. 7.50% 20194	$ 15,000	14,100
Kinder Morgan, Inc. 4.30% 2025	30,595	31,590
Kinder Morgan, Inc. 5.55% 2045	13,415	14,353
Petróleos Mexicanos 6.875% 2026	35,630	40,679
Petróleos Mexicanos 5.50% 2044	3,647	3,411
Petróleos Mexicanos 5.625% 2046	5,325	5,001
Petróleos Mexicanos 6.75% 2047	7,282	7,719
TransCanada Corp. 5.875% 2076	36,500	39,838
		156,691
Telecommunication services 0.11%
CenturyLink, Inc. 7.50% 2024	7,016	6,858
CenturyLink, Inc., Series T, 5.80% 2022	20,048	19,246
Frontier Communications Corp. 11.00% 2025	9,785	7,559
Sprint Corp. 11.50% 2021	33,950	41,419
T-Mobile US, Inc. 6.375% 2025	7,105	7,645
T-Mobile US, Inc. 6.50% 2026	22,126	24,304
		107,031
Health care 0.11%
Teva Pharmaceutical Finance Company BV 3.15% 2026	59,700	49,888
VPI Escrow Corp. 6.375% 20204	54,008	54,143
		104,031
Consumer staples 0.08%
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 6.85% 20235,6,7	77,925	78,003
Financials 0.08%
Discover Financial Services 10.25% 2019	4,334	4,822
HBOS PLC 6.75% 20184	36,490	37,276
Lloyds Banking Group PLC, junior subordinated 6.657% preference shares (undated)4	30,300	35,375
		77,473
Materials 0.01%
CRH America, Inc. 8.125% 2018	15,540	16,116
Total corporate bonds & notes		539,345
Bonds & notes of governments & government agencies outside the U.S. 0.33%
Colombia (Republic of), Series B, 7.50% 2026	COP80,150,000	28,583
India (Republic of) 8.60% 2028	INR1,220,300	20,644
Indonesia (Republic of), Series 68, 8.375% 2034	IDR530,800,000	43,226
Poland (Republic of), Series 0726, 2.50% 2026	PLN166,200	44,463
Portuguese Republic 4.125% 2027	€25,895	36,736
Portuguese Republic 3.875% 2030	49,240	67,752

Capital World Growth and Income Fund — Page 8 of 11

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal?amount (000)	Value (000)
Portuguese Republic 4.10% 2045	€20,155	$27,861
Turkey (Republic of) 10.70% 2022	TRY207,000	48,738
		318,003
U.S. Treasury bonds & notes 0.08% U.S. Treasury 0.08%
U.S. Treasury 0.75% 20178	$77,600	77,564
Total U.S. Treasury bonds & notes		77,564
Total bonds, notes & other debt instruments (cost: $874,742,000)		934,912
Short-term securities 5.69%
ANZ New Zealand (International) Ltd. 1.29% due 12/8/20174	50,000	49,987
Australia & New Zealand Banking Group, Ltd. 1.20% due 12/4/20174	79,200	79,189
Bank of Montreal 1.34%–1.50% due 12/13/2017–2/20/2018	182,300	182,159
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.33% due 1/12/2018	82,200	82,064
BNP Paribas, New York Branch 1.16% due 12/5/2017	49,200	49,192
CAFCO, LLC 1.38% due 12/18/20174	50,000	49,970
Caisse d’Amortissement de la Dette Sociale 1.36% due 1/4/20184	40,000	39,952
Canadian Imperial Holdings Inc. 1.37% due 1/24/2018	50,000	49,898
Chariot Funding, LLC 1.44% due 12/22/20174	50,000	49,961
Coca-Cola Co. 1.26% due 12/14/20174	25,000	24,989
CPPIB Capital Inc. 1.30%–1.31% due 1/3/2018–1/5/20184	191,100	190,866
DBS Bank Ltd. 1.33%–1.47% due 1/5/2018–3/9/20184	176,200	175,824
Export Development Canada 1.24% due 12/5/2017	50,000	49,992
Fairway Finance Corp. 1.36% due 1/24/20184	70,000	69,848
Federal Home Loan Bank 1.04%–1.24% due 12/1/2017–2/2/2018	763,800	762,797
Kells Funding, LLC 1.40%–1.43% due 1/18/2018–2/13/20184	147,600	147,201
KfW 1.32% due 1/16/20184	93,900	93,748
Liberty Street Funding Corp. 1.35%–1.43% due 1/8/2018–2/9/20184	214,700	214,252
Microsoft Corp. 1.33% due 2/13/20184	45,600	45,478
Mizuho Bank, Ltd. 1.20%–1.42% due 12/5/2017–2/21/20184	286,600	286,046
National Australia Bank Ltd. 1.34%–1.42% due 2/6/2018–2/27/20184	228,400	227,727
Nordea Bank AB 1.25%–1.29% due 12/18/2017–1/23/20184	278,800	278,417
Old Line Funding, LLC 1.27%–1.36% due 12/6/2017–1/22/20184	89,600	89,469
Oversea-Chinese Banking Corp. Ltd. 1.38%–1.41% due 2/2/2018–2/9/20184	125,000	124,661
Royal Bank of Canada 1.33% due 2/7/2018	125,000	124,668
Sanofi 1.21% due 12/22/20174	44,900	44,868
Société Générale 1.30% due 12/4/20174	16,600	16,598
Sumitomo Mitsui Banking Corp. 1.24%–1.27% due 12/6/2017–12/13/20174	150,000	149,953
Svenska Handelsbanken Inc. 1.29%–1.38% due 12/11/2017–2/12/20184	233,700	233,311
Swedbank AB 1.45%–1.50% due 3/6/2018–3/21/2018	180,000	179,262
Thunder Bay Funding, LLC 1.28%–1.68% due 12/6/2017–5/29/20184	126,000	125,434
Toronto-Dominion Bank 1.28%–1.39% due 12/4/2017–1/31/20184	262,600	262,238
Total Capital Canada Ltd. 1.32% due 2/5/20184	100,000	99,750
Toyota Industries Commercial Finance, Inc. 1.25% due 12/7/20174	11,400	11,398
Toyota Motor Credit Corp. 1.30% due 1/16/2018	100,000	99,836
U.S. Treasury Bills 1.01%–1.55% due 1/2/2018–11/8/2018	586,500	584,075

Capital World Growth and Income Fund — Page 9 of 11

Short-term securities	Principal?amount (000)	Value (000)
United Overseas Bank Limited 1.37%–1.41% due 1/24/2018–2/1/20184	$74,000	$73,832
Victory Receivables Corp. 1.28%–1.44% due 12/7/2017–2/7/20184	127,700	127,399
Total short-term securities (cost: $5,546,579,000)		5,546,309
Total investment securities 99.70% (cost: $72,746,936,000)		97,115,225
Other assets less liabilities 0.30%		295,504
Net assets 100.00%		$97,410,729

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 11/30/2017 (000)
Purchases (000)	Sales (000)
USD185,300	GBP140,000	JPMorgan Chase	12/15/2017	$(4,146)
USD48,822	GBP36,920	Citibank	12/18/2017	(1,146)
				$(5,292)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $51,391,316,000, which represented 52.76% of the net assets of the fund. This amount includes $50,440,290,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,617,656,000, which represented 3.71% of the net assets of the fund.
5	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $78,003,000, which represented .08% of the net assets of the fund.
6	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7	Coupon rate may change periodically.
8	A portion of this security was pledged as collateral. The total value of pledged collateral was $3,305,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts	HKD = Hong Kong dollars
CAD = Canadian dollars	IDR = Indonesian rupiah
CDI = CREST Depository Interest	INR = Indian rupees
COP = Colombian pesos	LIBOR = London Interbank Offered Rate
EUR/€ = Euros	PLN = Polish zloty
FDR = Fiduciary Depositary Receipts	TRY = Turkish lira
GBP = British pounds	USD/$ = U.S. dollars
GDR = Global Depositary Receipts

Capital World Growth and Income Fund — Page 10 of 11

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-033-0118O-S60686	Capital World Growth and Income Fund — Page 11 of 11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Capital World Growth and Income Fund (the "Fund") as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California

January 12, 2018

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2017

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2017